UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)       August 5, 2009
NOVELIS INC.
(Exact name of registrant as specified in its charter)

Canada	001-32312	98-0442987

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3399 Peachtree Road NE, Suite 1500, Atlanta, GA	30326

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (404) 814-4200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Novelis Inc. (the “Company”) is filing this Current Report on Form 8-K to conform our consolidated historical financial statements to reflect our adoption as of April 1, 2009 of Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements (FASB 160). FASB 160 establishes accounting and reporting standards that are applied retrospectively for all periods presented. Specifically, FASB 160 establishes accounting and reporting standards that require: (i) the ownership interest in subsidiaries held by parties other than the parent to be clearly identified and presented in the consolidated balance sheet within shareholder’s equity, but separate from the parent’s equity; (ii) the amount of consolidated net income attributable to the parent and the noncontrolling interest to be clearly identified and presented on the face of the consolidated statement of operations and (iii) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary to be accounted for consistently. Following the adoption of FASB 160, we have retrospectively changed the classification and presentation of noncontrolling interest, previously referred to as minority interest. We have also added consolidated statements of comprehensive income (loss).
     The Company is filing this Current Report on Form 8-K to reflect the impact of this change so we may incorporate our financial statements by reference in future filings with the Securities and Exchange Commission. Included in Exhibit 99.1 are the “Selected Financial Data”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and our consolidated financial statements as of March 31, 2009 and 2008 and for the year ended March 31, 2009, for the period from May 16, 2007 to March 31, 2008 (Successor Company), for the period from April 1, 2007 to May 15, 2007, January 1, 2007 to March 31, 2007 and for the year ended December 31, 2006 (Predecessor Company) presented in our Annual Report on Form 10-K for the year ended March 31, 2009 (originally filed on June 29, 2009), which have been updated to reflect the adoption of FASB 160.
     Additionally, within the Results of Operations for all periods presented, management has changed how total Segment income is determined. Total Segment income in the Results of Operations now includes corporate selling, general and administrative costs, realized gain (losses) on corporate derivatives and certain other corporate costs.
     We have not made any material changes to our disclosures, nor have we updated any of the disclosures for events that have taken place after the filing of our Annual Report on Form 10-K. This current report should be read in conjunction with the portions of our Form 10-K that have not been updated herein.

     Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Updated Financial Information

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: August 5, 2009	By:	/s/ Christopher M. Courts
Christopher M. Courts
Assistant General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Updated Financial Information